UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  January 1, 2023

OCEAN THERMAL ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	033-19411-C	20-5081381
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

800 South Queen Street
Lancaster, PA	17603
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (717) 299-1344

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 3.02—UNREGISTERED SALES OF EQUITY SECURITIES

From January 1, 2023, to May 31, 2023, the Company issued 722 shares of the Series D Convertible Preferred Shares to approximately 40 accredited investors. Of these, 191 Series D Convertible Preferred Shares were issued for cash of $382,000 and the remaining 531 Series D Convertible Preferred Shares were issued when loans of $1,059,420.29 were converted from debt to equity.

These transactions were undertaken in reliance on the exemption from registration provided in Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b), as promulgated thereunder by the U.S. Securities and Exchange Commission.

ITEM 5.02—DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF

DIRECTORS; APPOINTMET OF CERTAIN OFFICERS; COMPENSATORY

ARRANGEMENTS OF CERTAIN OFFICERS

On June 6, 2023, the board of directors agreed to increase compensation for the Company’s officers by 25% and to begin paying compensation of $40,000 a year to the Company’s directors for their service on the board. The following table sets forth the dollar value of all cash and noncash compensation earned by the Principal Executive Officer. Prior to the resolution to increase the compensation, the rest of the board of directors had served without compensation. All officer and director compensation will be accrued but unpaid, as it has been since 2015:

Name and Principal Position	FYE Dec 31	Salary $	Bonus $	Stock Awards $	Option Awards	Non-Equity Incentive Plan Compensation $	Non-Qualified Deferred Compensation Earnings $	All Other Compensation $	Total $
Jeremy P. Feakins	2022	$388,220	--	--	--	--	--	--	$388,220
Jeremy P. Feakins	2023	$485,275	--	--	--	--	--	--	$485,275

ITEM 5.03—AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On June 6, 2023, the board of directors agreed to amend the Certificate of Designation to authorize an additional 400 Series D Convertible Preferred Shares. On June 9, 2023, the Series D Convertible Preferred Stockholders approved that increase by majority written consent and the amendment was filed with the Nevada Secretary of State on June 12, 2023.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

The following is filed as an exhibit to this report:

Exhibit Number*	Title of Document	Location
Item 3	Articles of Incorporation and Bylaws
3.08	Certificate of Amendment to Designation (Series D Convertible Preferred Stock) filed June 12, 2023	This filing.

_______________

*

All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document. Omitted numbers in the sequence refer to documents previously filed as an exhibit.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEAN THERMAL ENERGY CORPORATION

Dated: June 14, 2023	By:	/s/ Jeremy P. Feakins
Jeremy P. Feakins
Chief Executive Officer

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